UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21901
______________________________________________

Alpine Global Dynamic Dividend Fund
______________________________________________________________________________
(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 - April 30, 2012

Item 1: Shareholder Report

Global Dynamic Dividend Fund

April 30,

2012

Semi-Annual Report

Alpine View

April 30, 2012 (Unaudited)

Dear Investor:

Beneath the day-to-day noise of news and data, there is a dialogue playing out in the capital markets which questions (a) whether an effective fiscal European Union (EU) can emerge from the current stresses brought on by a decade of imprudent fiscal laxity, and (b) what are the broader global economic implications whether or not the EU succeeds. Complicating these scenarios are the ongoing after effects of the financial crisis of 2008, which have highlighted the constraints on how countries provide a broad array of health, education and social services when the population is aging or even declining and productivity growth slows. Most of the developed economies have known such issues for years, but this ongoing slowdown may force a restructuring of revenue collection and the availability of those services. This issue is not about big vs. limited government, or socialist vs. laissez-faire ideologies. Rather, it should be about how much of a base shall a country provide and how best to pay for it. Revenues from gambling, tolls, asset sales, licenses, fees, consumption taxes, asset taxes as well as income and transaction taxes are, globally, all part of the possible sources which have varying economic and societal impacts.

Where is the Train Heading?

Much of the fear and uncertainty in the market revolves around who is conducting the course and pace of response to today’s economic dilemmas. Europe’s leaders have fallen behind the pace of events. The markets have lost patience with EU politicians and bankers who failed to achieve much in the way of labor and business reforms, economic restructuring, or balance sheet recapitalizations between 2008 through this summer. Potential scenarios range from the hopeful implementation of constructive reforms, which may take a long time to implement, to the uncertain implications of Greece’s potential exit from the Euro. Perhaps the most benign scenario would be a decisive U.S. election followed by minimal political brinksmanship regarding budget/tax reform while, at the same time, sovereign debt burdens stabilize and confidence improves that Europe can muddle through their problems. Further comfort could be derived if China would achieve a soft landing before resuming growth, and the risk of war in the Middle East and/or potential disruption of oil flows would lessen as a factor. This scenario assumes a rational world motivated by mutual interest, and more than a little good luck. On the other hand, misfortune, combined with a panicked and protectionist environment motivated by self preservation could also emerge.

The most pessimistic scenarios depict a world where confidence in institutions and societal or economic structures which worked for over sixty years fail to perform. Bank runs, margin calls, credit withdrawals, currency collapses, all reflect the sort of contagion that could be imagined to spring from a worst case collapse of the Euro. Such fears are reminiscent of late 2008, when the genuine dysfunction and lack of tools to address the structural problems contributed to the crisis at that time. Now, fears of societal unrest or further external conflicts in the Middle East, Asia or Africa, could create another desperate dimension in extreme circumstances.

Unfortunately, investors can only model scenarios of what might happen along each route as the journey unfolds over time, and then weigh the probabilities as we evaluate portfolio positioning in terms of potential risk or reward. Potential reward can be measured in terms of growth and value metrics. Current valuations vary by country or industry, but many individual stocks are priced at valuations similar to early 2009. Yet economic measures of demand, financial stability and overall integrity are far better than 2008 or 2009, so if the political and economic concerns begin to align into action, then equity valuations could prove compelling.

We believe the market has already discounted some percentage of both best and worst scenarios, with a higher likelihood that a messy, muddled, mix of positive actions, fearful reactions and modicum of inaction will carry the day. Since the collapse of Lehman Brothers, the fear and loathing trade has over-emphasized the negative ‘risk’ scenarios, by inducing the withdrawal of equity capital into bonds and alternative investments. The subsequent reduction in both breadth and depth of market participation and liquidity has aggravated volatility, both on the downsizing and on the rebound. Compounding this has been the so called “risk on, risk off” trades driven by quantitative algorithms which tend to exacerbate shifts in market sentiment.

Outside of big picture news flow, the important factors driving underlying business performance and, hence, the fundamental drivers of equity performance have been pretty spotty but generally solid in the U.S., and selectively stronger in Asia and Latin America, although the Euro area slowdown is affecting these economies as well. While liquidity is still difficult in some markets and for certain industries, the flow of capital has improved over the past fifteen months, although European credit is understandably more difficult to come by. That said, large private equity funds have been raised to participate in potential European recapitalizations or mergers and acquisitions (M&A), which we believe could play a significant role over the next 12 to 24 months. In general, high commodity prices have also declined with the ongoing slowdown of marginal global demand, which should have a positive effect upon corporate profitability around the world, mitigating the top line impact of an economic slowdown.

Signals Say “Proceed Cautiously” Avoid Congestion

For the U.S., the trend in costs is particularly positive for ongoing economic activity given the abundance of natural gas and our existing infrastructure to distribute it and cut back on coal and oil. However, after a six month run of good economic data through April, the latest (May) reviews of purchasing managers’ orders books, consumer confidence, industrial production and, notably, leading indicators reveal a weakening trend is emerging. Admittedly, while job growth is positive, it is diminishing and far below a desirable 300+ thousand per month. Improvement in the housing statistics is also supportive as new home sales begins to rise off a very low base and, barring any significant downturn, should enhance economic activity and job growth after over five years of negative contribution. Even Fannie Mae

Semi-Annual Report (Unaudited) | April 30, 2012	1

Alpine View

April 30, 2012 (Unaudited)

produced positive earnings in the first quarter of this year after eighteen negative quarters suggesting that the poor performing financial underpinnings of the past have worked their way through the system and that even the system itself is healing without having been significantly restructured. Combine this with the current strong balance sheet strength of large public companies and historically strong profit margins, and it suggests that it is a matter of time before America’s private sector increases capital spending and starts adding jobs.

Given the continued support of the Federal Reserve, it appears clear that a cheap monetary policy will continue to keep the flame of economic potential burning. In this context it is encouraging to see that Central Banks around the world, from Beijing to Oslo, and Bangkok to Brasília, continue to provide low cost liquidity to their domestic sectors. Given the global output gap, it is reasonable to assume that the potential creation of an inflation bubble is still a long way off, and certainly not a foregone conclusion. Thus, we remain confident in our belief that given this global cyclical upturn, albeit slow and narrow so far, and constrained by fragile confidence, that growth can continue in many countries. Notably, global growth and demand is staggered by region with projections that emerging economies will create 80% of global growth over the next few years. That said, there are many companies in the already developed economies that produce much of their revenue from growing countries.

Mind the Gap, Before Boarding the Train

The ‘gap’ between demand and productive capability may change the trend of globalization which previously emphasized cheap exports. Production may become more focused on the domestic needs of individual countries. While this may prove inflationary for specific goods in certain countries or regions, the output gap will likely have a moderating effect on global inflation for several years.

We should also be mindful that a gap still exists between the traditional sources of economic growth. Typically, the manufacturing or private sector and the government or public sector have evolved in most economies to either supplement or offset each other during weak phases of the business cycle. However, during a protracted downturn, such as we are currently experiencing, resources can be exhausted or stretched beyond comfortable norms. In the U.S., for example, corporate spending, while improving, has yet to recover from the downdraft of 2008. The balance sheets for large corporations are in great shape, because many smaller firms are still constrained, allowing big or public companies to grow market share at low cost. However, this period of improving margins and low cost growth may begin to fade. Meanwhile, the Government’s spending on transfer payments, including unemployment benefits and municipal support has offset the impact of reduced corporate capex and employment declines since 2008. Significant supplemental spending packages have made up for revenue shortfalls at both the state and municipal levels of government and minimized the potential for further layoffs and service reductions brought on by diminished local tax receipts. Alas, this is not just an American problem. After four years with total Federal government outlays far exceeding tax receipts already diminished by slower economic activity, governments around the world have fallen into excessive fiscal deficits which have overloaded debt burdens. This has been especially prevalent in most developed countries with established social services covering health, education and welfare.

Significantly, these fiscal deficiencies cannot be fixed by just raising taxes and cutting spending without creating other problems. Now the gap between corporate capital spending on plant equipment and employment must shift back to the corporate sector if these countries hope to maintain economic momentum. Recent increases in corporate spending, with the U.S. leading European companies, has been primarily limited to technology, marketing and sales, as opposed to new production, but this may not be enough to stimulate employment gains before the stimulus gap begins to widen. The rapid expansion of shale and coal seam gas extraction, initially in the U.S., to be followed by Australia and China, could lower fuel costs in many countries, stimulating large infrastructure spending and supporting further business activity. We think investors will have to “watch the gap” between corporate and Federal spending trends as a precursor to our getting the global economy back on track.

Even though so called ‘Emerging Market’ (EM) economies have maintained fiscal capacity through both lower debt levels and superior economic growth, those with export oriented economies such as China, Taiwan and Korea are not immune to falling or stagnant demand from Europe, Japan and, possibly, the U.S.A. While this has reduced EM Gross Domestic Product (GDP) growth potential, economic forecasts still remain well ahead of those for developed economies. The combination of population growth, expanding proportion of middle class people, aggregate wealth accumulation and continued corporate expansion would likely lead to extending the rising trends in income and consumption. Nonetheless, we believe the prospect of the emerging middle class consumer in EM’s fully offsetting the decline in buying power of developed economies is unlikely for the next decade or so, until median incomes begin to approach ours and the number of people included is far in excess. Thus, the U.S. and Europe must take rational steps to stabilize the balance sheets of both the public and private sectors of their economies.

While Europe’s troubles and the U.S. ‘fiscal cliff’ have received the most attention, perhaps of greater importance to the global economy is the transition of the Chinese economy from an export-led, low cost production model towards a broader focus on services and capabilities to meet the demands of a growing middle class. We are seeing a similar effort take place in Brazil where the middle class has grown from the ranks of impoverished masses. As incomes and standards of living rise, people in these countries will likely aspire to lifestyles similar to those which we have enjoyed for decades. This is the direction in which the global locomotive of growth will be traveling. As Alpine’s analysts and managers annually participate in over 1,000 company meetings, and visits, we will continue to assess whether different countries, companies or industries are positioned at the front of the train or towards the caboose. Over time, perhaps

2

Alpine View

April 30, 2012 (Unaudited)

the biggest risk to investors during these volatile times of economic transition would be staying put when the train leaves the station.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letter for risks specific to the fund.

This letter and the letter that follow represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

This is a Closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2012	3

Manager Commentary

April 30, 2012 (Unaudited)

Performance

The Alpine Global Dynamic Dividend Fund (“AGD”) completed first half of fiscal 2012 with a total return of 3.23% on the Fund’s Net Asset Value (“NAV”) and a 5.19% return on the market price of AGD including reinvestment of dividends. The Fund paid a regular monthly distribution of $0.06 per share, or $0.72 per share annualized. The comparative returns of broad-based global indices for the same time period were 12.77% for the S&P 500 TR Total Return Index, 2.26% for the STOXX Europe 600 Index, and 7.66% return for the MSCI All Country World ex-Japan Index in U.S. dollar terms.

Our U.S. based holdings provided a solid return of 8.3% during the six months ended April 30, 2012. Our worst performing country was China with a small 6.1% average weighting in the Fund but with a negative 17.42% return for the six months. With our international weightings representing more than 50% of our holdings, the correction in March and April in these markets has been deep and detrimental to the Fund.

Drivers of Performance

The performance of AGD during the first half of fiscal 2012 could be attributed primarily to solid overall appreciation in our U.S. based assets but continued challenging performance in our investment positions in international markets. AGD provides global diversification for our investors with a minimum of 50% of our assets in foreign securities under normal circumstances, which helps us pursue our goal of high dividends and capital appreciation since the U.S. is one of the lowest yielding global equity markets. We do not actively manage our country weightings – we pick our holdings on a stock by stock basis based on dividend potential and total return. This bottom-up approach has taken a portion of our holdings to Europe, as the dividend payout ratios remain higher than any other region. We also have found what we believe are numerous compelling growth and income opportunities that have led us to invest in Asia and Latin America.

The U.S. and international markets reached the lows of the semi-annual reporting period in late November 2011 on fears of a global double dip recession and an escalation of the European sovereign debt crisis, The European Central Bank stepped in to prevent a worsening crisis by providing favorable financing to European banks on December 21, 2011 and again on February 29, 2012, known as the Long Term Refinancing Operation (“LTRO”). This buoyed the international markets during that time period and stocks rallied. However, renewed concerns about the longer term structural problems in Europe following the second LTRO payment plus the slowdown in economic growth in countries like China and Brazil led to overall negative performance in many of the international and cyclical holdings in the portfolio in the months of March and April, 2012, with the U.S. being viewed as a safe haven. From March 1, 2012, the day after the last LTRO payment, through the end of the first half of 2012 on April 30, 2012, the S&P 500 TR Total Return Index increased 2.01% versus the Brazilian Bovespa Index which declined 16.29%, the STOXX Europe 600 Index declined by 3.25%, and the Hang Seng Index was down by

1.01%. This particularly impacted the portfolio because of our long term emphasis on the search for high yielding, high quality securities overseas. These issues were affected when the overall market sold off despite attractive fundamentals and positive longer term growth and income opportunities.

We responded to the volatility in the markets and the outlook for subdued global economic growth by bringing more assets back to the U.S. We believe that many U.S. companies will continue to report strong earnings and cash flow in the months ahead and the U.S. will likely maintain its safe haven status. We ended fiscal first half 2012 with 46.9% of assets in U.S. based companies and 50.3% in companies based in 13 different countries, with 3.0% in cash and equivalents. Following the U.S., our top five countries by weight on April 30, 2012 were the United Kingdom (16.7%), Sweden (7.8%), Brazil (6.3%), Norway (3.7%), and Israel (3.1%). In addition, we shifted to higher quality and larger capitalization stocks, reviewed our economically sensitive stocks to look for growth based more on secular forces or innovation and less economic growth, and searched for companies we believe will continue to have strong margin improvements and productivity initiatives.

Given the continued uncertain outlook that still remains for the Euro region, we have strived to diversify our exposure in the region away from companies with Euro denominated currencies. On April 30, 2012, 30.2% of the Fund’s assets were invested in Europe, but only 2.4% in Euro denominated currencies, with the rest being in Norway, Sweden, Switzerland, and the UK. Our dividend capture strategy tends to be seasonally focused in Europe in the spring and we hedged the currency exposure related to our dividend capture trades in Europe during this time. We have also continued to employ leverage at times in the execution of the Fund’s strategy.

The Fund’s sector exposures and stock selection were also drivers of returns during the first half of fiscal 2012. We had seven sectors that provided positive total returns in the portfolio with the top two being Financials and Consumer Staples, with the two worst performing sectors being Materials and Consumer Discretionary.

Top Five Contributors

The top five contributors to the Fund’s total return performance during the period were Prince Frog International (43.70%), Yum! Brands (36.81%), Wells Fargo (30.51%), Seadrill (21.65%), and Diageo (22.35%):

•

Prince Frog (average weight 1.86%) is a Chinese based provider of child care products including shampoo, oral care and diapers. The company has a strong presence in Tier 2 and Tier 3 markets and is a beneficiary of the strong wage growth in China which is enabling middle class Chinese to provide more baby products for their only children.

•

Yum! Brands (average weight 1.43%) operates a worldwide system of over 36,000 quick serve restaurants with their main brands being Taco Bell, Pizza Hut, and KFC. With about 75% of profits generated from international markets and substantial

4

Manager Commentary

April 30, 2012 (Unaudited)

growth opportunities in countries like China, we believe YUM offers attractive access to the emerging consumer growth markets.

•

Wells Fargo (average weight 1.63%) is one of the largest banks in the U.S. that benefited in first half fiscal 2012 from a rebound in financial stocks following the European Central Bank’s LTRO. Also, better economic data in the U.S. and a stabilization of the housing market also helped propel these financial stocks from the fears of a double dip recession in late 2011.

•

Seadrill (average weight 2.15%) is a global leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which are benefitting from strong demand in regions like Brazil, West Africa, and the Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. With its new building program completed, Seadrill has committed to returning its strong free cash flow back to investors with very attractive dividend yields.

•

Diageo (average weight 2.16%) is a leading provider of premium sprits, beer, and wine including Johnnie Walker, Crown Royal and Smirnoff. The company is benefiting from an efficiency program that’s growing margins and increasing sales in emerging markets.

Bottom Five Contributors

The bottom five contributors that had the largest adverse impact on the Fund’s performance during the period were primarily our international holdings in companies like Daqing Dairy (-47.88%), PDG Realty (-48.15%), China Zheng Tong Auto Services (-29.28%), Silver Base Group (-36.12%), and Companhia Hering (-20.46%):

•

Daqing Dairy (average weight 1.77%) is an ex-state owned enterprise that sells baby milk products in Tier 2 and Tier 3 cities in China. The company’s auditor resigned in March and the company’s shares have not traded since that time. The majority of the decline in value during the period is attributable to a 40% discount to its last traded price that we have taken due to our concerns about the company’s disclosures and issues raised by their former auditor. We continue to monitor events at the company and will adjust our valuation accordingly. Prior to the suspension of trading, the shares had declined by approximately 12%.

•

PDG Realty (average weight 1.30%) is one of Brazil’s largest home builders. The home building sector in Brazil is an attractive high growth market due to rising discretionary income and subsidized government financing. However, PDG experienced weak share performance in first half 2012 due to fears of rising interest rates and cost overruns which impacted profitability. We believe PDG will have a turnaround in profitability in second half 2012 and we continue to hold the position.

•	China ZhengTong Auto Services (average weight 0.64%) is one of the largest luxury-focused dealerships in China selling a vari-

ety of brands including BMW, Audi, Porsche, Land Rover and Jaguar. Luxury brands are the fastest growing segment in the Chinese auto industry and while we like the longer term story, the stock sold off on concerns about the economic slowdown in China and we exited the position as the outlook for the initiation of a dividend was delayed.

•

Silver Base Group (average weight 0.23%) is a large distributor and retailer of Chinese wine, whisky and cigarettes and is a beneficiary of strong wage growth and rising discretionary income. The stock has underperformed like other Chinese equities on concerns of a hard landing in China and also due to excessive insider selling from a financially strapped chairman. We have sold our holdings.

•

Companhia Hering (average weight 0.32%) is Brazil’s leading retail clothing chain franchise. The company is a strong beneficiary of rising discretionary income, however it sold off last year due to fears of the impact of rising interest rates as a result of inflation. We have exited the position.

Summary & Outlook for the Market and Economy

We remain cautious as we enter second half 2012 based on uncertainty surrounding global economic growth and European financial risks, but we believe that the longer term outlook for dividend paying equities remains positive especially in the U.S. We expect continued volatility in the near term in equity markets as four of the main pillars of global economic growth – the U.S., Europe, China, and Latin America – face significant challenges. We do see a number of positives offsetting these challenges such as a decline in commodity and energy prices versus first half fiscal 2012, which should be a benefit for consumer spending and business input costs. In addition, the housing market in the U.S., which has been a drag on the economy for several years, appears to be stabilizing. And while sovereign nations are struggling with large debt burdens, corporate balance sheet quality is high and many companies are sitting on record amounts of cash which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases, if we can see some clarity coming out of Europe and volatility declines.

Over the long term, we continue to remain optimistic that dividend stocks will attract increasing amounts of capital as investors around the world search for income. Global demographics point to an aging population in the industrialized world and these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. Since the year 2000, dividends (including the reinvestment of those dividends) – not stock price appreciation – are the reason for the S&P 500’s positive return. Without these dividends, the price of the S&P 500 Index declined by 4.86% but with reinvested dividends the total return for the S&P 500 is up 19.47%.

Semi-Annual Report (Unaudited) | April 30, 2012	5

Manager Commentary

April 30, 2012 (Unaudited)

AGD was initiated in July 2006 to provide investors with a vehicle that would seek to benefit from the reduced U.S. Federal tax rates on dividends or Qualified Dividend Income (“QDI”) in addition to gaining access to international growth and income stocks, with a target of at least 50% of income in the fund qualifying for the QDI benefit. This tax benefit is set to expire on December 31, 2012, and there is uncertainty on the level of taxation for dividends going forward. However, even if the tax benefits are not renewed, we do not intend to materially change our strategy. If the QDI benefit is eliminated, we will not have the constraint of the 61-day holding period required to be eligible for the tax benefit. In addition, we could look to expand our dividend capture opportunities in different non-tax qualified equity markets (e.g. Hong Kong, Taiwan) or non-qualified equity payers, such as most Real Estate Investment Trusts (“REITS”) and Master Limited Partnerships (“MLPs”).

Our goals remain clear. We intend to continue to seek to provide high current income and to grow our Net Asset Value over the long term and we want to achieve that goal with lower volatility than we have seen over the past several years as we strive to be the dividend income fund of choice for investors. Thank you for your support of the Alpine Global Dynamic Dividend Fund and we look forward to more prosperous years in 2012 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Past performance is not a guarantee of future results.

This letter represents the opinions of Alpine Funds’ management and is subject to change, is not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

A portion of the Fund’s distributions may be comprised of return of capital or short-term or long-term capital gains. To the extent that the distribution is from a source other than net investment income, a 19a-1 notice will be provided and is available on our website.

This is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

Diversification does not assure a profit or protect against loss in a declining market.

Fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperforms the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. A Fund may enter into foreign currency transactions to try to manage this risk. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the

6

Manager Commentary

April 30, 2012 (Unaudited)

direction of changes in currency exchange rates.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Under current law, favorable U.S. federal tax treatment of Fund distributions as qualified dividend income will expire as of December 31, 2012 unless new legislations extending that deadline is enacted.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Swaps Risk – Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Free Cash Flow – Revenue less operating expense including interest expense and maintenance Capital Spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share re-purchases.

LTRO is long term refinancing operation.

The MSCI AC World Ex Japan Index Gross USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding Japan. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Semi-Annual Report (Unaudited) | April 30, 2012	7

Manager Commentary

April 30, 2011 (Unaudited)

The S&P 500® Index is float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The STOXX Europe 600 (Price) Index is a broad based capitalization-weighted index of European stocks designed to provide a broad yet liquid representation of companies in the European region. The equities use free float shares in the index calculation. The index was developed with a base value of 100 as of December 31, 1991. This index uses float shares.

The Hang Seng Property Index is a capitalization-weighted index of all the stocks designed to measure the performance of the property sector of the Hang Seng Index.

BOVESPA (Brazil) Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

This is a Closed-end fund and does not continuously offer shares.

8

Manager Commentary

April 30, 2012 (Unaudited)

PERFORMANCE(1) As of April 30, 2012 (unaudited)

	Ending Value as of 4/30/12	Six Months	1 Year	3 Years	5 Years	Since Inception(2)(3)(4)

Alpine Global Dynamic Dividend Fund | NAV	$5.50	3.23%	(19.16)%	11.44%	(12.36)%	(6.21)%

Alpine Global Dynamic Dividend Fund | Market Price	$5.94	5.19%	(12.92)%	10.77%	(11.58)%	(5.74)%

S&P 500 TR Total Index		12.77%	4.76%	19.46%	1.00%	3.89%

MSCI All Country World ex-Japan Index		7.66%	(5.38)%	17.39%	(0.31)%	3.70%

Stoxx Europe 600 Index		2.26%	(15.84)%	12.85%	(4.90)%	0.67%

(1)

Performance information calculated after consideration of dividend and distribution reinvestment including returns of capital, if any. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

(2)	Commenced operations on July 26, 2006
(3)	Annualized
(4)	IPO price of $20 used in calculating performance information

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

All figures represent past performance and are not a guarantee future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month end performance.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The MSCI All Country World Index (“MSCI ACWI ex-Japan”) is a market capitalization weighted index that is designed to measure performance of stocks throughout the world with the exception of Japan based companies. The MSCI ACWI ex-Japan includes both developed and emerging markets.

PORTFOLIO DISTRIBUTIONS*

TOP TEN HOLDINGS*

Sara Lee Corp.	2.6%	United States

British American Tobacco PLC	2.4%	United Kingdom

Seadrill, Ltd.	2.4%	Norway

Diageo PLC	2.3%	United Kingdom

International Business Machines Corp.	2.3%	United States

Avago Technologies, Ltd.	2.2%	Singapore

National Grid PLC	2.2%	United Kingdom

ITC Holdings Corp.	2.2%	United States

Bezeq The Israeli Telecommunication Corp., Ltd.	2.2%	Israel

Ensco PLC-ADR	2.1%	United Kingdom

Top 10 Holdings	22.9%

TOP 5 COUNTRIES*

United States	46.9%

United Kingdom	16.7%

Sweden	7.8%

Brazil	6.3%

Norway	3.7%

*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Semi-Annual Report (Unaudited) | April 30, 2012	9

Manager Commentary

April 30, 2012 (Unaudited)

REGIONAL ALLOCATION* As of April 30, 2012

* As a percentage of net assets, excluding any short-term investments

NAV AND MARKET PRICE As of April 30, 2012

10

Schedule of Portfolio Investments

April 30, 2012 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (97.0%)
Australia (1.9%)
Amcor, Ltd.	185,500	$1,453,479
Whitehaven Coal, Ltd.	224,700	1,245,551

		2,699,030
Brazil (6.3%)
Anhanguera Educacional Participacoes SA	101,414	1,348,179
Arcos Dorados Holdings, Inc.	152,700	2,728,749
BTG Pactual Participations, Ltd.*	40,900	656,365
Estacio Participacoes SA	110,587	1,380,778
PDG Realty SA Empreendimentos e Participacoes	515,600	1,217,218
Telefonica Brasil SA-ADR	48,900	1,392,183

		8,723,472
Canada (0.5%)
PetroBakken Energy, Ltd.-Class A	44,914	650,170

China (2.5%)
Daqing Dairy Holdings, Ltd.*(1) (3)	12,524,900	1,605,435
Perfect World Co., Ltd.-ADR	49,400	603,174
Prince Frog International Holdings, Ltd.*	3,350,200	1,291,088

		3,499,697
France (1.4%)
Mercialys SA	95,100	1,900,218

Ireland (1.0%)
Accenture PLC-Class A	21,200	1,376,940

Israel (3.1%)
Bezeq The Israeli Telecommunication Corp., Ltd.	1,727,900	2,891,499
Teva Pharmaceutical Industries, Ltd.-ADR	29,879	1,366,665

		4,258,164
Norway (3.7%)
Orkla ASA	268,500	1,972,364
Seadrill, Ltd.	82,400	3,189,194

		5,161,558
Singapore (2.1%)
Avago Technologies, Ltd.	85,738	2,956,246

South Korea (1.1%)
Kia Motors Corp.	20,800	1,534,981

Description	Shares	Value (Note 1)

Sweden (7.8%)
Atlas Copco AB-A Shares	72,100	$1,716,335
Svenska Cellulosa AB-B Shares	82,100	1,300,887
Tele2 AB-B Shares	130,200	2,481,457
Telefonaktiebolaget LM Ericsson-B Shares	264,100	2,616,913
TeliaSonera AB	396,996	2,653,807

		10,769,399

Switzerland (2.0%)
Nestle SA	22,200	1,359,908
Novartis AG-ADR	25,200	1,390,284

		2,750,192

United Kingdom (16.7%)
BG Group PLC	61,100	1,438,304
British American Tobacco PLC	63,000	3,229,846
Centrica PLC	520,700	2,593,440
Diageo PLC	123,900	3,118,709
Ensco PLC-ADR	52,220	2,853,823
Filtrona PLC	106,700	804,171
GlaxoSmithKline PLC-ADR	58,600	2,709,078
National Grid PLC	272,300	2,940,948
Old Mutual PLC	476,787	1,143,643
Vodafone Group PLC-ADR	81,600	2,270,928

		23,102,890
United States (46.9%)
Abbott Laboratories	21,818	1,354,025
Apple, Inc.*	3,335	1,948,440
Ashland, Inc.	10,385	684,060
CBS Corp.-Class B	39,851	1,329,031
Cinemark Holdings, Inc.	33,623	771,984
Citigroup, Inc.	76,095	2,514,179
Coach, Inc.	18,545	1,356,752
Colgate-Palmolive Co.	22,518	2,227,931
ConocoPhillips	14,237	1,019,796
Cummins, Inc.	7,473	865,598
Domino’s Pizza, Inc.	35,500	1,342,255
Eli Lilly & Co.	33,396	1,382,260
Family Dollar Stores, Inc.	33,884	2,288,864
Foot Locker, Inc.	25,349	775,426
G&K Services, Inc.-Class A	55,500	1,823,730
Hasbro, Inc.	30,091	1,105,543
Healthcare Services Group, Inc.	81,168	1,722,385
International Business Machines Corp.	14,646	3,032,894
ITC Holdings Corp.	37,854	2,932,171
Johnson & Johnson	20,796	1,353,612
Joy Global, Inc.	9,301	658,232
JPMorgan Chase & Co.	62,104	2,669,230
Kaydon Corp.	112,900	2,769,437
KKR & Co. Guernsey LP	90,209	1,273,751

Semi-Annual Report (Unaudited) | April 30, 2012	11

Schedule of Portfolio Investments

April 30, 2012 (Unaudited)

Description	Shares	Value (Note 1)

United States (Continued)
McDonald’s Corp.	21,200	$2,065,940
McKesson Corp.	20,783	1,899,774
Meridian Bioscience, Inc.	83,402	1,713,911
Microchip Technology, Inc.	38,263	1,352,214
Microsoft Corp.	46,248	1,480,861
Occidental Petroleum Corp.	13,683	1,248,163
Och-Ziff Capital Management Group, LLC-Class A	176,011	1,545,377
Oracle Corp.	70,923	2,084,427
QUALCOMM, Inc.	41,293	2,636,145
Sara Lee Corp.	159,700	3,519,788
The Dow Chemical Co.	9,830	333,040
The Estee Lauder Cos., Inc.-Class A	15,971	1,043,705
Wells Fargo & Co.	76,126	2,544,892
Yum! Brands, Inc.	29,513	2,146,481

		64,816,304

TOTAL COMMON STOCKS
(Identified Cost $128,055,845)		134,199,261

Description	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT (2.8%)
State Street Eurodollar Time Deposit, 0.01%	$3,911,000	$3,911,000

TOTAL SHORT-TERM INVESTMENT
(Identified Cost $3,911,000)		3,911,000

TOTAL INVESTMENTS
(Identified Cost $131,966,845) - (99.8%)(2)		138,110,261

OTHER ASSETS IN EXCESS
OF LIABILITIES - (0.2%)		215,031

NET ASSETS (100.0%)		$138,325,292

*	Non-income producing security.
(1)	Illiquid security.
(2)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2012.
(3)	Fair valued security

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
PLC - Public Limited Company
SA - Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

ASSETS

Investments, at value (Cost - $131,966,845)	$138,110,261
Foreign currency, at value (Cost - $12,482)	12,461
Cash	461
Receivable from investment securities sold	4,708,268
Dividends receivable	2,060,683
Unrealized appreciation on forward currency contracts	77,639
Prepaid and other assets	14,797

Total Assets	144,984,570

LIABILITIES

Payable for investment securities purchased	6,263,206
Unrealized depreciation on forward currency contracts	144,288
Accrued expenses and other liabilities:
Investment advisory fees	113,837
Administrative fees	4,574
Compliance fees	6,205
Other	127,168

Total Liabilities	6,659,278

Net Assets	$138,325,292

NET ASSETS REPRESENTED BY

Paid-in-capital in excess of par value	$467,915,585
Undistributed net investment income	9,841,126
Accumulated net realized loss on investments and foreign currency	(345,493,599)
Net unrealized appreciation on investments and foreign currency translations	6,062,180

Net Assets	$138,325,292

Net asset value
Net assets	$138,325,292
Shares of beneficial interest issued and outstanding	25,155,710
Net asset value per share	$5.50

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2012	13

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME

Interest	$60
Dividends*	17,214,778
Less: Foreign taxes withheld	(357,408)

Total Income	16,857,430

EXPENSES

Investment advisory fee (Note 4)	692,474
Administrative fee (Note 4)	13,938
Interest on loan (Note 6)	12,742
Printing fees	41,447
Audit and tax fees	40,027
Legal fees	38,104
Trustee fees	33,980
NYSE fees	12,269
Compliance fees	10,187
Accounting and Custody fees	5,547
Insurance fees	2,237
Miscellaneous fees	41,565

Total Expenses	944,517

Net Investment Income	15,912,913

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on investments:
Securities transactions*	(12,927,067)
Foreign currency transactions	(65,965)

Net realized loss on investments	(12,993,032)

Change in net unrealized appreciation/(depreciation) from:
Investments	1,663,947
Foreign currency translations	(185,983)

Change in net unrealized appreciation/(depreciation) of investments	1,477,964

Net loss on investments and foreign currency	(11,515,068)

Increase in Net Assets from Operations	$4,397,845

* Net of foreign capital gains taxes	$32,247

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

April 30, 2012 (Unaudited)

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011

OPERATIONS

Net investment income	$15,912,913	$17,316,098
Net realized gain/(loss) on investments:
Securities transactions	(12,927,067)	8,231,870
Swap contracts	—	68,483
Foreign currency transactions	(65,965)	(3,285,870)
Change in net unrealized appreciation/(deprecation) from:
Investments	1,663,947	(28,257,579)
Foreign currency translations	(185,983)	909,162

Increase/(decrease) in net assets from operations	4,397,845	(5,017,836)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (Note 5)

Net investment income	(9,051,401)	(21,487,794)

Decrease in net assets from distributions to shareholders	(9,051,401)	(21,487,794)

CAPTIAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	148,653	1,146,922

Increase in net assets from capital share transactions	148,653	1,146,922

Net Decrease in Net Assets	(4,504,903)	(25,358,708)

Net Assets
Beginning of period	142,830,195	168,188,903

End of period*	$138,325,292	$142,830,195

TRANSACTIONS IN CAPITAL SHARES

Common shares outstanding - beginning of period	25,129,318	24,964,764
Common shares issued as reinvestment of dividends	26,392	164,554

Common shares outstanding - end of period	25,155,710	25,129,318

*Includes undistributed net investment income of:	$9,841,126	$2,979,614

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2012	15

Financial Highlights

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$5.68	$6.74	$6.99	$7.74	$23.40	$20.24

Income/(loss) from investment operations:
Net investment income	0.63	0.69	0.88	1.67	2.44	2.25
Net realized and unrealized gain/(loss)	(0.45)	(0.89)	0.05	(0.86)	(14.59)	3.13

Total from investment operations	0.18	(0.20)	0.93	0.81	(12.15)	5.38

LESS DISTRIBUTIONS FROM:

From net investment income	(0.36)	(0.86)	(1.18)	(1.56)	(2.04)	(2.22)
From net realized gains on investments	—	—	—	—	(1.47)	—

Total distributions	(0.36)	(0.86)	(1.18)	(1.56)	(3.51)	(2.22)

Net asset value per share, end of period	$5.50	$5.68	$6.74	$6.99	$7.74	$23.40

Per share market value, end of period	$5.94	$6.02	$6.84	$9.22	$8.79	$24.05

Total return based on:
Net Asset Value(1)	3.23%	(4.49)%	11.62%	12.13%	(59.29)%	27.64%
Market Value(1)	5.19%	(0.25)%	(14.12)%	30.23%	(55.01)%	23.44%

RATIOS/SUPPLEMENTAL DATA

Net Assets at end of period (000)	$138,325	$142,830	$168,189	$172,915	$187,613	$554,824
Ratio of total expenses to average net assets	1.36%(2)	1.39%	1.55%	1.54%	1.40%	1.26%
Ratio of total expenses excluding interest expense to average net assets	1.35%(2)	1.35%	1.49%	1.51%	1.32%	—
Ratio of net investment income to average net assets	22.98%(2)	10.19%	12.96%	25.51%	15.30%	10.05%
Portfolio turnover rate	143%(3)	299%(4)	408%(4)	650%(4)	301%	185%

Borrowing at End of Period
Aggregate Amount Outstanding (000)	N/A	$8,256	$4,826	$12,090	N/A	N/A
Asset Coverage Per $1,000 (000)	N/A	$18,300	$35,851	$15,302	N/A	N/A

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the fund’s common shareholders. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.

(3)	Not Annualized.

(4)	Portfolio turnover rate does not reflect total return swap transactions.

See Notes to Financial Statements.

16

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. ORGANIZATION:

Alpine Global Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006, and had no operating history prior to July 26, 2006. The Board of Trustees authorized an unlimited number of shares with no par value. The Fund has an investment objective to provide high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long term growth of capital as a secondary investment objective.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of Amer-ica. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid point of the consolidated bid/ask quote for the option security. Each security traded in the over the counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NAS-DAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over the counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over the counter is valued at the mean between the most recent bid and asked quotations. Short term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Semi-Annual Report (Unaudited) | April 30, 2012	17

Notes to Financial Statements

April 30, 2012 (Unaudited)

Fair Value Measurement: In accordance with GAAP, the Fund uses a three tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2012:

	Valuation Inputs

Investments in Securities at Value*	Level 1*	Level 2*	Level 3	Total Value

Common Stocks
Australia	$2,699,030	$—	$—	$2,699,030
Brazil	8,723,472	—	—	8,723,472
Canada	650,170	—	—	650,170
China	1,894,262	—	1,605,435	3,499,697
France	1,900,218	—	—	1,900,218
Ireland	1,376,940	—	—	1,376,940
Israel	4,258,164	—	—	4,258,164
Norway	5,161,558	—	—	5,161,558
Singapore	2,956,246	—	—	2,956,246
South Korea	1,534,981	—	—	1,534,981
Sweden	10,769,399	—	—	10,769,399
Switzerland	2,750,192	—	—	2,750,192
United Kingdom	23,102,890	—	—	23,102,890
United States	64,816,304	—	—	64,816,304

Short-Term Investments	—	3,911,000	—	3,911,000

Total	$132,593,826	$3,911,000	$1,605,435	$138,110,261

	Valuation Inputs

Other Financial Instruments	Level 1	Level 2	Level 3	Total Value

Assets
Forward Currency Contracts	$—	$77,639	$—	$77,639
Liabilities
Forward Currency Contracts	—	(144,288)	—	(144,288)

Total	$—	$(66,649)	$—	$(66,649)

*

During the period ended April 30, 2012 there were significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Fund calculates its NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs. As a result, it is not practicable to disclose transfers between Level 1 and Level 2 within the fair value hierarchy for the six months ended April 30, 2012.

18

Notes to Financial Statements

April 30, 2011 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of October 31, 2011	$—
Accrued discounts / premiums	—
Realized gain (loss)	—
Change in unrealized appreciation
(depreciation)	(1,424,071)
Purchases	—
Sales	—
Transfers in to Level 3*	3,029,506
Transfers out of Level 3	—

Balance as of April 30, 2012	$1,605,435

Change in net unrealized depreciation on level 3 holdings held at period end	$(1,424,071)

*

The transfer into level 3 pertains to Daqing Dairy. The company’s auditor resigned on March 21, 2012 and the company’s shares have not traded since that time. Prior to the suspension of trading, the shares had declined by approximately 12%. The majority of the decline in value during the period is attributable to a 40% discount taken due to the Fund’s concerns about the company’s disclosures and issues raised by the Daqing’s former auditors. The value at April 30, 2012 includes significant unobservable inputs. Due to the uncertainty described above, the realization of the value of the position may be substantially different than the reported value. Furthermore, the value of the position may change substantially in the future as the Fund considers additional information as it becomes available.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accured up to the date of default or credit event. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non U.S. sources received by the Fund are generally subject to non U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Federal and Other Income Taxes: It is the Fund’s policy to comply with federal income and excise tax requirements of the internal revenue code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to sharehold-

ers, in accordance with the timing requirement imposed by the Code. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distributions to Shareholders: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

Semi-Annual Report (Unaudited) | April 30, 2012	19

Notes to Financial Statements

April 30, 2012 (Unaudited)

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked to market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund held 16 forward currency contracts as of April 30, 2012.

During the six months ended April 30, 2012, the Fund entered into approximately 16 forward currency contracts and recorded a net unrealized loss of $66,649 on the Statement of Operations related to investments in forward currency contracts.

The Fund held the following forward currency contracts at April 30, 2012:

Description	Expiration Date	Contracts to Deliver/Receive		Settlement Value	Current Value	Unrealized Gain/(Loss)

Contracts Sold:

British Pound	06/29/12	1,631,200 (GBP	)	$2,595,527	$2,646,342	$50,815
Euro	06/29/12	1,079,600 (EUR	)	1,421,368	1,429,444	8,076
Swedish Krona	06/29/12	22,557,400 (SEK	)	3,345,316	3,348,470	3,154

				Total	$7,424,256	$62,045

Contracts Sold:

British Pound	06/29/12	2,737,300 (GBP	)	$4,314,485	$4,440,800	$(126,315)
Euro	06/29/12	646,600 (EUR	)	860,017	856,131	3,886
Euro	06/29/12	1,698,000 (EUR	)	2,235,569	2,248,236	(12,667)
Swedish Krona	06/29/12	23,323,300 (SEK	)	3,473,870	3,462,162	11,708
Swedish Krona	06/29/12	16,255,400 (SEK	)	2,407,681	2,412,987	(5,306)

				Total	$13,420,316	$(128,694)

Derivative instruments and hedging activities: Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments on the Statement of Assets and Liabilities for the six months ended April 30, 2012:

	Asset Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency contracts	$77,639

Total		$77,639

20

Notes to Financial Statements

April 30, 2012 (Unaudited)

	Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized depreciation on forward currency contracts	$144,288

Total		$144,288

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012:

Derivatives	Statement of Operations Location	Realized Gain/(Loss) On Derivatives	Change in Unrealized Gain/(Loss) On Derivatives

Foreign exchange contracts	Net realized loss on investments: Foreign currency transactions/Change in net unrealized depreciation of: Foreign currency translations	$—	$(66,649)

Total		$—	$(66,649)

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short term securities) for the six months ended April 30, 2012 are as follows:

Purchases	Sales

$205,200,823	$198,325,338

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2012.

4. INVESTMENT ADVISORY AGREEMENT AND ADMINSTRATION AGREEMENT:

Alpine Woods Capital Investors LLC serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

5. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The tax character of the distributions paid by the Fund during the year ended October 31, 2011 was as follows:

Distributions paid from:
Ordinary Income	$21,487,794

$21,487,794

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2011, the effects of certain differences were reclassified. The fund increased accumulated net investment income by $489,763 and decreased accumulated net realized gain by $481,911, and decreased paid in capital by $7,852. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2011, the Fund utilized $6,557,035 of capital loss carryovers. At October 31, 2011, the Fund had available for tax purposes unused capital loss carryovers of $189,778,033, expiring October 31, 2016, unused capital loss carryovers of $106,545,299, expiring October 31, 2017, and unused capital loss carryovers of $34,184,369, expiring October 31, 2018.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$3,027,556
Accumulated Capital Loss	(330,507,701)
Unrealized Appreciation	2,543,408

Total	$(324,936,737)

As of April 30, 2012, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$16,120,582
Gross depreciation on investments (excess of tax cost over value)	(9,977,166)
Net depreciation on foreign currency	(81,236)

Net unrealized appreciation	6,062,180

Cost of investments for income tax purposes	$131,966,845

Semi-Annual Report (Unaudited) | April 30, 2012	21

Notes to Financial Statements

April 30, 2012 (Unaudited)

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

6. LINE OF CREDIT:

On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International which allows the Fund to borrow on an uncommitted and secured basis. During the six months ended April 30, 2012, the average borrowing by the Fund was $2,402,962 with an average rate on borrowings of 1.05%. Interest expense related to the loan for the six months ended April 30, 2012 was $12,742. At April 30, 2012 the fund did not have an outstanding loan balance.

7. SUBSEQUENT EVENTS:

Distributions: The Fund paid a distribution of $1,509,687 or $0.06 per common share on May 31, 2012 to common shareholders of record on May 21, 2012.

The Fund also declared a distribution of $0.06 payable on June 29, 2012 to common shareholders of record on June 22, 2012.

8. NEW ACCOUNTING PRONOUNCEMENT:

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”), modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, “Fair Value Measurement”. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose:(1) the amounts and reasons for any transfers between Level 1 and Level 2, and (2) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation procedures used by the reporting entity, and(c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Fund’s financial statement disclosures.

22

Additional Information

April 30, 2012 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Divi-

dend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below

Semi-Annual Report (Unaudited) | April 30, 2012	23

Additional Information

April 30, 2011 (Unaudited)

the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services, Inc., c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

In the weeks leading up to the Meeting, of the Board on March 28th, 2012, the Board Members reviewed materials specifically relating to the Advisory Contracts provided by the Adviser. The Board members had the opportunity to, and did, ask specific questions of the Adviser relating to the materials provided. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at and prior to the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics compiled from Morningstar data and those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratios of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability with respect to the advisory arrangement with the Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions. After discussion and analysis, they concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more relevent for open-end funds, where assets could continue to grow over time.

In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Funds and their operations is such that the Adviser may realize economies of scale in the management of certain Funds as they grow in size.

24

Additional Information

April 30, 2012 (Unaudited)

The Independent Trustees approved the continuance of the Funds’ Agreements with Adviser after weighing the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Adviser were not of a magnitude that materially affected the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Funds.

After reconvening, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2011, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	6.57%
Qualified Dividend Income	58.85%

SHAREHOLDER MEETING

On June 8, 2012, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund and to conduct other business. The results of the proposals below reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Samuel A. Lieber as Trustee to the Board of Trustees for a term of three years to expire at the 2015 Annual Meeting or until his successor has been duly elected and qualified.

Samuel A. Lieber
For	94.18%
Withheld	5.82%

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

For	94.39%
Against	6.22%
Abstain	0.75%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2012	25

INVESTOR	1-800-617-7616

INFORMATION	www.alpinefunds.com

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR &
CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Willkie Farr & Gallagher
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION
1(800) 617.7616
www.alpinefunds.com

Item 2. Code of Ethics

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6. Schedule of Investments

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2012